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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                December 16, 2004
                        (Date of earliest event reported)

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                               HARSCO CORPORATION
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             (Exact name of registrant as specified in its charter)



             DE                      1-3970                     23-1483991
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(State or other jurisdiction      (Commission                (I.R.S. Employer
      of incorporation)           File Number)              Identification No.)



        P.O. Box 8888 Camp Hill, PA 17011                       17001-8888
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    (Address of principal executive offices)                     (Zip Code)



         Registrant's telephone number, including area code 717-763-7064




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 16, 2004 the Company's Board of Directors adopted certain general changes to the Company's non-executive director and executive compensation plans to ensure compliance with the deferred compensation provisions of the American Jobs Creation Act of 2004 which go into effect in 2005. Additional amendments to the compensation plans will likely be necessary once more specific guidance is available from the U.S. Internal Revenue Service.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HARSCO CORPORATION
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                                        (Registrant)




DATE  December 17, 2004               /s/ Salvatore D. Fazzolari
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                                      Salvatore D. Fazzolari
                                      Senior Vice President, Chief Financial
                                      Officer and Treasurer